U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): May 1, 2007

Commission File Number: 000-31987

TEXHOMA ENERGY, INC.
(Name of Small Business Issuer in its Charter)

NEVADA	20-4858058
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

2200 POST OAK BLVD. SUITE 340 HOUSTON, TEXAS 77056
(Address of principal executive offices)

(713) 457-0610
(Issuer Telephone Number)

                 Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On May 1, 2007, Max Maxwell, resigned from his positions as Texhoma Energy, Inc.’s (“our,” “we,” “us,” and the “Company’s”) Chief Executive Officer, President and Director. Mr. Maxwell will continue to serve as a Director of and as President of Texaurus Energy, Inc., our wholly owned subsidiary. Mr. Maxwell had served as our Chief Executive Officer and President since April 19, 2006, and as our Director since April 10, 2006.

Mr. Maxwell resigned to seek a new position with a separate company. The departure of Mr. Maxwell was entirely amicable and a transition arrangement has been worked out with Mr. Maxwell.

We have commenced a search for a replacement; however no immediate replacement has been secured at this point.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXHOMA ENERGY, INC.

/s/ Frank Jacobs
Frank Jacobs
Director

May 4, 2007